CAPITAL MANAGEMENT INVESTMENT TRUST

                         SUPPLEMENT DATED MARCH 31, 2000
                                     for the
                         CAPITAL MANAGEMENT MID-CAP FUND
                                     and the
                        CAPITAL MANAGEMENT SMALL-CAP FUND





The Rule  12b-1  Distribution  Plans  ("Distribution  Plans")  described  in the
Investor Shares Prospectuses and Statements of Additional Information for the Capital Management Small-Cap Fund and the Capital Management Mid-Cap Fund (the "Funds") will not become effective until those Distribution Plans have been approved by shareholders of the Investor Shares ("Shareholders") of the Funds. It is anticipated that the Shareholders will approve the Distribution Plans at a Special Shareholder Meeting of the Funds that is scheduled to be held on April 27, 2000.







          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE